EXECUTION VERSION

SECOND AMENDMENT dated as of July 28, 2015 (this “Amendment”), in respect of the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 27, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among GRAFTECH INTERNATIONAL LTD. (“GrafTech”), GRAFTECH FINANCE INC. (“Finance”), GRAFTECH LUXEMBOURG I S.À.R.L., GRAFTECH LUXEMBOURG II S.À.R.L. (“Luxembourg Holdco”), GRAFTECH SWITZERLAND S.A. (“Swissco” and, together with Finance and Luxembourg Holdco, the “Borrowers”), the LC SUBSIDIARIES from time to time party thereto, the LENDERS and ISSUING BANKS from time to time party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, as an Issuing Bank and as Swingline Lender.
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, GrafTech has advised the Lenders that (a) Brookfield Capital Partners Ltd. or an affiliate thereof proposes to acquire voting stock in GrafTech in such an amount as shall result in a Change in Control under the Credit Agreement and as may result in a Change of Control Repurchase Event under and as defined in the 2012 Senior Notes Indenture and (b) if such a Change of Control Repurchase Event shall occur, GrafTech intends to refinance the Senior Notes tendered pursuant to any offer to repurchase Senior Notes made in connection with such Change of Control Repurchase Event with Permitted Senior Notes Refinancing Indebtedness (as defined below); and
WHEREAS, the Borrowers have requested that the Credit Agreement be amended as set forth below to permit the proposed transactions. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.
NOW THEREFORE, in consideration of the above premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
SECTION 1. Effective Date Amendments. Upon satisfaction of the conditions set forth in Section 4 below on the Effective Date, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 is amended by inserting in the appropriate alphabetical location the new defined terms:
““Brookfield Group” shall mean, collectively, Brookfield Capital Partners Ltd., BCP IV GrafTech Holdings LP, Athena Acquisition Subsidiary Inc., Brookfield Capital Partners IV L.P., Brookfield Capital Partners IV (CR) L.P.,

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Brookfield Capital Partners IV (ER) L.P and any other Affiliate (other than any portfolio company) of Brookfield Asset Management Inc. that is Controlled solely by Brookfield Asset Management Inc. A “member of the Brookfield Group” shall mean any of the Persons described in the immediately preceding sentence.”
“A “Change of Control Repurchase Event” shall be deemed to have occurred if a “Change of Control Repurchase Event” shall have occurred under and as defined in the 2012 Senior Notes Indenture.”
““Merger Agreement” shall mean the Agreement and Plan of Merger by and among BCP IV GrafTech Holdings LP, Athena Acquisition Subsidiary Inc. and GrafTech dated as of May 17, 2015, as amended by Amendment No. 1, dated July 6, 2015, and as amended or modified after the date hereof, but without giving effect to any amendments or modifications that are materially adverse to the Lenders and have not been approved by the Required Lenders.”
““Permitted Senior Notes Change in Control” shall mean the occurrence of a “Change of Control” under and as defined in the 2012 Senior Notes Indenture, but only if and for so long as (a) such Change of Control has not given rise to a Change of Control Repurchase Event or (b) if such Change of Control shall have given rise to a Change of Control Repurchase Event, (i) not later than the Business Day immediately following the occurrence of such Change of Control Repurchase Event, GrafTech shall have advised the Lenders in writing that it intends to repurchase all the Senior Notes tendered pursuant to any offer to repurchase Senior Notes made in connection with such Change of Control Repurchase Event with the proceeds of Permitted Senior Notes Refinancing Indebtedness; (ii) not later than the 5th Business Day prior to the latest date on which any such Senior Notes are required to be repurchased at the election of the holders thereof pursuant to the 2012 Senior Notes Indenture as a result of the occurrence of such Change of Control Repurchase Event, GrafTech shall have received or shall have funded into escrow proceeds of Permitted Senior Notes Refinancing Indebtedness in an amount sufficient to pay all principal, premium and accrued interest required to be paid in connection with the repurchase of all the Senior Notes; (iii) at all times during the period commencing on the date on which such Change of Control Repurchase Event shall have occurred and ending on the date on which all Senior Notes tendered for repurchase pursuant to any offer to repurchase made in connection with such Change of Control Repurchase Event shall have been refinanced with Permitted Senior Notes Refinancing Indebtedness, the Aggregate Revolving Exposure shall not exceed US$175,000,000, and (iv) none of the Senior Notes tendered pursuant to any offer to repurchase Senior Notes made in connection with such Change of Control Repurchase Event shall be repurchased with any funds other than with Equity Proceeds in accordance with Section 6.09(d)(v) or with the proceeds of Permitted Senior Notes Refinancing Indebtedness.”
““Permitted Senior Notes Refinancing Indebtedness” shall mean, in respect of any Senior Notes (the “Original Indebtedness”), any Indebtedness that

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extends, renews or refinances such Original Indebtedness (or any Permitted Senior Notes Refinancing Indebtedness in respect thereof); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness shall not exceed the principal amount (or accreted value, if applicable) of such Original Indebtedness except by an amount no greater than accrued and unpaid interest with respect to such Original Indebtedness and any reasonable fees, premium and expenses relating to such extension, renewal or refinancing (it being understood that in the case of any such Indebtedness incurred to finance the repurchase of Senior Notes pursuant to an offer to repurchase Senior Notes made in connection with a Change of Control Repurchase Event, such Indebtedness may be incurred in advance of the repurchase of such Senior Notes in an amount sufficient to refinance all the Senior Notes, provided that in the event any Senior Notes are not tendered for repurchase pursuant to such offer, such Indebtedness shall be required to be repaid in an amount equal to the amount that would have been required to be paid in connection with the repurchase of such non-tendered Senior Notes); (b) the stated final maturity of such Refinancing Indebtedness shall not be earlier than the earlier of (i) the stated final maturity of such Original Indebtedness and (ii) the date that is 91 days after the Revolving Maturity Date in effect on the date of such extension, renewal or refinancing, (c) such Refinancing Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default or a change in control) prior to the earlier of (i) the maturity of such Original Indebtedness and (ii) the date 91 days after the Revolving Maturity Date in effect on the date of such extension, renewal or refinancing, provided that, notwithstanding the foregoing, scheduled amortization payments (however denominated) of such Refinancing Indebtedness shall be permitted so long as the weighted average life to maturity of such Refinancing Indebtedness shall be longer than the weighted average life to maturity of such Original Indebtedness remaining as of the date of such extension, renewal or refinancing; (d) such Refinancing Indebtedness shall not constitute an obligation (including pursuant to a Guarantee) of GrafTech or any Subsidiary, in each case that shall not have been (or, in the case of after-acquired Restricted Subsidiaries, shall not have been required to become pursuant to the terms of the Original Indebtedness) an obligor in respect of such Original Indebtedness, and, in each case, shall constitute an obligation of GrafTech or such Subsidiary only to the extent of their obligations in respect of such Original Indebtedness; and (e) such Refinancing Indebtedness shall not be secured by any Lien on any asset of GrafTech or any Subsidiary.”
(b)    The definition of Applicable Rate contained in Section 1.01 is amended by (i) increasing the number of each existing Category by 2, (ii) deleting from Category 3 (formerly Category 1) the phrase “>2.75” and replacing it with the phrase “≤3.25 and >2.75” and (iii) inserting at the top of the grid the following two new Categories:

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Category 1 >3.75	4.750%	3.750%	0.700%
Category 2 ≤3.75 and >3.25	4.250%	3.250%	0.600%

(c)    Section 1.01 is amended by replacing the definition of Change in Control with the following definition:
“A “Change in Control” shall be deemed to have occurred if (a) GrafTech shall fail to own (i) directly, beneficially and of record, free and clear of any and all Liens (other than Liens in favor of the Collateral Agent pursuant to the Domestic Pledge Agreement), 100% of the issued and outstanding capital stock of Holdings, (ii) indirectly through Holdings, beneficially and of record, free and clear of any and all Liens (other than Liens in favor of the Collateral Agent pursuant to the Domestic Pledge Agreement), 100% of the issued and outstanding capital stock of Finance, (iii) indirectly through Global and GrafTech International Holdings, beneficially and of record, free and clear of any and all Liens (other than Liens in favor of the Collateral Agent pursuant to a Security Document or the European Guarantee and Luxembourg Security Agreement), 100% of the issued and outstanding capital stock of Luxembourg Parent, (iv) indirectly through Luxembourg Parent, beneficially and of record, free and clear of any and all Liens (other than Liens in favor of the Collateral Agent pursuant to a Security Document or the European Guarantee and Luxembourg Security Agreement), 100% of the issued and outstanding capital stock of Luxembourg Holdco, or (v) indirectly through Luxembourg Holdco, beneficially and of record, free and clear of any and all Liens (other than Liens in favor of the Collateral Agent pursuant to a Security Document), 100% of the issued and outstanding capital stock of Swissco; (b) any person or group (within the meaning of Rule 13d‑5 of the Securities Exchange Act of 1934 as in effect on the Restatement Effective Date), other than members of management of GrafTech, the Subsidiaries or the Borrowers holding voting stock of GrafTech or options to acquire such voting stock on the Restatement Effective Date and other than the Brookfield Group, shall own beneficially, directly or indirectly, shares representing more than 25% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of GrafTech; (c) a majority of the seats (excluding vacant seats) on the board of directors of GrafTech shall at any time after the Restatement Effective Date be occupied by persons who were neither (i) nominated by a majority of the board of directors of GrafTech or its nominating committee, nor (ii) appointed by directors so nominated; or (d) a change in control (other than a Permitted Senior Notes Change in Control, but only for so long as it shall constitute a Permitted Senior Notes Change in Control) with respect to GrafTech or a Borrower (or similar event, however denominated)

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shall occur under and as defined in any indenture or agreement in respect of Indebtedness in an aggregate outstanding principal amount in excess of $35,000,000 to which GrafTech, a Borrower or any other Subsidiary is party or under and as defined in any certificate of designation or other documentation in respect of the Specified Preferred Stock.”
(d)    Section 6.01(b)(i) is amended by adding at the end the phrase “and Permitted Senior Notes Refinancing Indebtedness.”
(e)    Section 6.05(b) is amended by inserting at the end thereof the following phrase “or (iii) the merger of Athena Acquisition Subsidiary Inc. with and into GrafTech in a merger in which GrafTech is the surviving person and will become a wholly owned subsidiary of BCP IV GrafTech Holdings LP or another member of the Brookfield Group on the terms set forth in the Merger Agreement as in effect on the date hereof”.
(f)    Section 6.05(h) is amended by replacing the reference therein to “$50,000,000” with a reference to “$65,000,000”.
(g)    Section 6.06(d) is amended by (i) deleting the word “and” at the end of clause (e) thereof, (ii) inserting at the end of clause (f) thereof the phrase “; and” and (ii) inserting at the end thereof the following new clause (g):
“(g) GrafTech may make each Restricted Payment required to be made pursuant to Section 3.7 of the Merger Agreement as in effect on the date hereof; provided that all such Restricted Payments are made solely with funds provided by the Brookfield Group and made available from the Exchange Fund (as defined in the Merger Agreement as in effect on the date hereof) in accordance with Section 3.8 of the Merger Agreement as in effect on the date hereof.”
(h)    Section 6.07(b) is amended by (i) replacing the word “and” at the end of clause (ix) thereof with a comma and (ii) inserting at the end thereof the following new clauses:
“, (xi) consummation of the tender offer or merger, in each case as contemplated by the Merger Agreement in accordance with its terms as in effect on the date hereof, and (xii) the issuance of the Specified Preferred Stock to a member of the Brookfield Group.”
(i)    Paragraph (g) of Article VII is amended by inserting immediately following the phrase “or termination date” the phrase “(other than pursuant to a Permitted Senior Notes Change in Control, but only for so long as it shall constitute a Permitted Senior Notes Change in Control)”.
SECTION 2.    Acquisition Date Amendments. Effective upon the acquisition by the Brookfield Group of direct or indirect beneficial ownership of shares representing more than 25% of the aggregate ordinary voting power represented by the

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issued and outstanding Capital Stock of GrafTech, the Credit Agreement is hereby amended as follows:
(a)    The Revolving Commitments shall be reduced by the amount that shall result in the aggregate amount of Revolving Commitments being equal to US$375,000,000, with such reduction being made ratably among the Revolving Lenders in accordance with their respective revolving Commitments.
(b)    The definition of EBITDA contained in Section 1.01 is amended by (i) inserting at the end of clause (b) thereof “and expense in respect of commitment fees accrued in respect of the Commitments”; (ii) (A) deleting the word “and” after clause (h), and (B) inserting immediately after clause (i) the phrase “and (j) a portion of selling and administrative expenses for such period in an amount equal to the lesser of (A) US$13,000,000 and (B) the aggregate reduction in selling and administrative expenses that would have occurred in such period as a result of cost savings actions taken by GrafTech during the period extending from January 1, 2015 to March 31, 2016 (the “Cost Savings Program Period”) so long as (1) such expense reductions are directly attributable to such actions, (2) such actions are expected to have a continuing impact on GrafTech and the Subsidiaries, (3) such expense reductions are factually supportable and (4) the first day of such period is not more than 12 months after the end of the Cost Savings Program Period; and (iii) inserting at the end of clause (v) thereof the phrase “excluding pension and post-retirement funding”.
(c)    Section 5.04 is amended by (i) adding at the end of paragraph (d) thereof the phrase “, or distributed to the holders of the Senior Notes or any Permitted Senior Notes Refinancing Indebtedness” and (ii) adding at the end the following paragraph:
“GrafTech will hold quarterly conference calls for the Lenders to discuss financial information for the previous quarter. No Persons other than GrafTech, the Administrative Agent, the Lenders and their representatives and agents shall attend such calls. Each conference call shall be held at a time to be mutually agreed by GrafTech and the Administrative Agent, but not sooner than 5 Business Days after, and not later than 30 days after, the delivery of financial statements pursuant to Section 5.04(a) or (b) in respect of such quarter.”
(d)    Section 6.10 is amended to read as follows:
“SECTION 6.10. Interest Coverage Ratio. Permit the ratio (the “Interest Coverage Ratio”) for any four fiscal quarter period ended after the Second Restatement Effective Date of (a) EBITDA to (b) Cash Interest Expense to be less than the correlative ratio set forth below:

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Fiscal Quarter Ending	Minimum Ratio
June 30, 2015	2.50:1.00
September 30, 2015 to March 31, 2017	1.50:1.00
June 30, 2017	1.75:1.00
September 30, 2017	2.00:1.00
December 31, 2017	2.25:1.00
March 31, 2018 and thereafter	2.50:1.00

(e)    Section 6.11 is amended to read as follows:
“SECTION 6.11. GrafTech Senior Secured Leverage Ratio. Permit the ratio (the “GrafTech Senior Secured Leverage Ratio”) of (a) Senior Secured Debt as of the last day of any fiscal quarter ended after the Second Restatement Effective Date to (b)  EBITDA for the four quarter period ended as of such day to be greater than the correlative ratio set forth below:

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Fiscal Quarter Ending	Maximum Ratio
June 30, 2015	3.50:1.00
September 30, 2015	4.50:1.00
December 31, 2015	5.00:1.00
March 31, 2016 to June 30, 2016	5.75:1.00
September 30, 2016	5.50:1.00
December 31, 2016	5.25:1.00
March 31, 2017	5.00:1.00
June 30, 2017	4.50:1.00
September 30, 2017	3.75:1.00
December 31, 2017	3.50:1.00
March 31, 2018 and thereafter	3.00:1.00

SECTION 3.    Representations and Warranties. Each of GrafTech and the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders, that:
(a)    (i) the execution, delivery and performance of this Amendment by GrafTech and the Borrowers have been duly authorized by all corporate and stockholder action required to be obtained by GrafTech and the Borrowers and (ii) this Amendment has been duly executed and delivered by GrafTech and the Borrowers and constitutes the legal, valid and binding obligation of GrafTech and the Borrowers, enforceable against GrafTech and each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    on and as of the Effective Date, no Default or Event of Default has occurred and is continuing; and
(c)    on and as of the Effective Date and after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material

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Adverse Effect” or similar language, shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
SECTION 4.    Effectiveness. This Amendment shall become a binding agreement on the date (the “Effective Date”) on which each of the following conditions is satisfied:
(i)    The Administrative Agent shall have received counterparts hereof duly executed and delivered by GrafTech, the Borrowers and the Required Lenders.
(ii)    The Administrative Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by GrafTech, Finance or the Borrowers under the Credit Agreement or under Section 7 hereof.
(iii)    The Administrative Agent shall have received, in immediately available funds, for the account of each Lender that shall have delivered an executed counterpart of a signature page of this Amendment on or prior to 5:00 p.m., New York City time, on July 28, 2015, a consent fee in an amount equal to 0.375% of the sum of the aggregate amount of the Commitments of such Lender and the aggregate principal amount of the Term Loans of such Lender.
The Administrative Agent shall notify GrafTech and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 5.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.    Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
SECTION 8.    No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions,

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obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. On and after the Effective Date, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 9.    Headings. The Section headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GRAFTECH INTERNATIONAL LTD.,
by ____/s/ Quinn J. Coburn ___________
Name: Quinn J. Coburn
Title: Vice President of Finance, Treasurer and Interim Chief Financial Officer

GRAFTECH FINANCE INC.,
by ____/s/ Quinn J. Coburn ___________
Name: Quinn J. Coburn
Title: Vice President & Treasurer

GRAFTECH LUXEMBOURG I S.À.R.L.,
by ____/s/ Joel L. Hawthorne _________
Name: Joel L. Hawthorne
Title: General Manager

GRAFTECH LUXEMBOURG II S.À.R.L.,
by ____/s/ Quinn J. Coburn ___________
Name: Quinn J. Coburn
Title: General Manager

GRAFTECH SWITZERLAND S.A.,
by ____/s/ Jean-Yves Karleskind _______
Name: Jean-Yves Karleskind
Title: Chairman

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JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,
by ___/s/ Juan Javellana ______________
Name: Juan Javellana
Title: Executive Director

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SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: BANK OF AMERICA, N.A.

by
/s/ Kenneth G. Wood
Name: Kenneth G. Wood
Title: SVP

by1

Name:
Title:

1 For any Lender requiring a second signature line

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SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: BNP Paribas

by
/s/ Michael A. Kowalczuk
Name: Michael A. Kowalczuk
Title: Managing Director

by2
/s/ Melissa Dyki
Name: Melissa Dyki
Title: Director

2 For any Lender requiring a second signature line

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SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: The Royal Bank of Scotland plc

by
/s/ William McGinty
Name: William McGinty
Title: Director

by3

Name:
Title:

3 For any Lender requiring a second signature line

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SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: PNC Bank, N.A.

by
/s/ Andrew M. Rutherford
Name: Andrew M. Rutherford
Title: Vice President

by4

Name:
Title:

4 For any Lender requiring a second signature line

[[NYCORP:3541848v7:3156W: 07/19/2015--04:45 PM]]

SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: Compass Bank

by
/s/ Sandra Centa
Name: Sandra Centa
Title: SVP

by5

Name:
Title:

5 For any Lender requiring a second signature line

[[NYCORP:3541848v7:3156W: 07/19/2015--04:45 PM]]

SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: SANTANDER BANK, N.A.

by
/s/ John W. Deegan
Name: John W. Deegan
Title: Executive Director

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SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: Fifth Third Bank

by
/s/ Martin H. McGinty
Name: Martin H. McGinty
Title: Vice President

by6

Name:
Title:

6 For any Lender requiring a second signature line

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SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: The Huntington National Bank

by
/s/ Bruce G. Shearer
Name: Bruce G. Shearer
Title: Senior Vice President

by7

Name:
Title:

7 For any Lender requiring a second signature line

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SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: U.S. Bank National Association

by
/s/ Mark Ivey
Name: Mark Ivey
Title: Vice President

by8

Name:
Title:

8 For any Lender requiring a second signature line

[[NYCORP:3541848v7:3156W: 07/19/2015--04:45 PM]]

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SIGNATURE PAGE

SECOND AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 2015 OF GRAFTECH INTERNATIONAL LTD.

Name of Lender: Banque Cantonale Vaudoise

by
/s/ Didier Carron
Name: Didier Carron
Title: FVP

by
/s/ Philippe Michelet
Name: Philippe Michelet
Title: AVP

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